UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2018

L3 TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37975	13-3937436
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 697-1111

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed in its Current Report on Form 8-K filed on August 2, 2018, L3 Technologies, Inc. (the “Company”) combined its Aerospace Systems segment with its Sensor Systems segment to form a new reporting segment named the Intelligence Surveillance & Reconnaissance Systems (“ISRS”) segment.  Additionally, on September 17, 2018, the Company announced the realignment of the: (1) Naval Power Systems businesses from the Electronic Systems segment to the Communication Systems segment and changed the segment name to Communications & Networked Systems (“C&NS”) segment and (2) Maritime Sensor Systems businesses from the former Sensor Systems segment to the C&NS segment. On September 28, 2018, the Company made available on its website at http://www.L3T.com the realigned reportable business segment results and 2018 Segment Guidance provided on July 26, 2018 to conform to the new reporting structure and reconciled the historical presentation and 2018 Segment Guidance provided on July 26, 2018 to the realigned presentation.  The information furnished in the attached Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01 contains segment information for the quarters ended June 29, 2018 and March 30, 2018, for each of the quarters of fiscal 2017, and for the years ended December 31, 2017 and December 31, 2016.  As the Company has not yet reported the realignment of its reportable segments in its periodic reporting, the information included on the Company’s website and this Form 8-K represent non-GAAP financial information.  The Company believes the non-GAAP financial information being furnished is useful to investors as it represents the current operating structure of the Company.  In addition to the updates related to the realignment of its segments, the Company has recast the Consolidated Statements of Operations and reportable business segment results for the quarters ended September 29, 2017 and December 31, 2017, and for the years ended December 31, 2017 and December 31, 2016 in accordance with the new accounting standards as set forth in ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which the Company adopted on January 1, 2018 and was required to be retroactively applied.  The Company has previously recast its financial results for the pension standard in the Company's Quarterly Reports on Form 10-Q for the quarters ended June 29, 2018, March 30, 2018, June 30, 2017, and March 31, 2017.

The segment changes discussed above have no impact on the Company’s historical consolidated financial position, results of operations, cash flows or the Company's July 26, 2018 consolidated financial guidance for the year ending December 31, 2018. The recast financial statements and segment financial guidance provided in Exhibit 99.1 to this Current Report on Form 8-K do not represent a restatement of previously issued financial statements or a change to the consolidated financial guidance provided on July 26, 2018. The information in this Item 7.01, including Exhibit 99.1, should be read in conjunction with the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 29, 2018, March 30, 2018 and for each of the quarters of fiscal 2017 and the Company’s Annual Report on Form 10-K for the years ended December 31, 2017 and December 31, 2016.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title
99.1	Recast segment information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3 TECHNOLOGIES, INC.

By:	/s/ Ralph G. D’Ambrosio
Name:	Ralph G. D’Ambrosio
Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: September 28, 2018